UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2012

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, TX	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 934-1825

__________________________________________________________________
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Pernix Therapeutics Holdings, Inc. (the “Company”) was held on June 21, 2012.  At the annual meeting, our stockholders (i) elected each nominee to serve as a Company director until the next annual meeting of stockholders and (ii) ratified the selection of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

 The final voting tabulation for the election of directors was as follows:

Nominee	Number of Votes For	Number of Votes Withheld
Michael C. Pearce	20,301,545	528,132
Cooper C. Collins	20,050,375	251,170
Anthem H. Blanchard	20,221,729	79,816
Steven A. Elms	19,958,006	343,539
James E. Smith, Jr.	20,280,921	20,624

The final voting tabulation for the ratification of the independent registered public accounting firm was as follows:

Proposals	Number of Votes For	Number of Votes Against	Abstentions
Ratification of Cherry, Bekaert & Holland, L.L.P.	21,649,686	339,517	100

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Dated: June 25, 2012	By:	/s/ David P. Becker
David P. Becker
Chief Financial Officer